                                        DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------



EQUITY INVESTOR FUND          The objective of this Defined Fund is total return
1998 ML SELECT TEN V.I. TRUST through a combination of capital appreciation and
(A UNIT INVESTMENT            current dividend income. The common stocks in the
TRUST)                        Trust were selected by following a strategy that
------------------------------invests for a period of about one year in
/ / DESIGNED FOR TOTAL RETURN approximately equal values of the ten common
/ / DEFINED PORTFOLIO OF 10   stocks in the Dow Jones Industrial Average (DJIA)
    HIGHEST DIVIDEND YIELDING having the highest dividend yields three business
    DOW STOCKS                days prior to the date of this Prospectus.
/ / DIVIDEND INCOME           The value of units will fluctuate with the value
                              of the common stocks in the Trust and no assurance can be given that dividends will be paid or that the units will appreciate in value.
                              Units of interest ('Units') are sold only to separate accounts (the 'Accounts') to fund benefits under variable annuity contracts or variable life insurance policies (the 'Contracts') issued by Merrill Lynch Life Insurance Company or
                              ML Life Insurance Company of New York (each an
                              'Insurer'). The Accounts invest in Units in accordance with allocation instructions received from Contractowners. Accordingly, the interest of a Contractowner in the Units is subject to the terms of the Contract and is described in the accompanying Prospectus for the Contracts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                              Prospectus describes the relationship between increases or decreases in the net asset value of, and any distributions on, Units, and the benefits provided under the Contract. The rights of the Accounts as Holders of Units should be distinguished from the rights of a Contractowner which are described in the Contracts. References to Holder in this Prospectus shall refer to the Accounts.




                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               Inquiries should be directed to the Trustee at
SPONSOR:                       1-800-221-7771.

Merrill Lynch,                 Prospectus dated May 1, 1998.
Pierce, Fenner & Smith         INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Incorporated                   AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

---------------------------------------------------
Defining the Strategy
---------------------------------------------------

The Select Ten Trust follows a simple, time-tested Strategy: buy approximately equal amounts of the ten highest dividend-yielding common stocks (Strategy Stocks) of the 30 stocks in the DJIA* (determined three business days prior to the date of this Prospectus) and hold them for about one year. It is intended that Securities selected for inclusion in the Trust will comply with any investment limitations required to assure favorable Federal income tax treatment for the Contracts. At the end of the year, the Trust will be liquidated and the Strategy reapplied to the DJIA to select a new portfolio. As of three business days prior to the initial date of deposit, Select Ten Portfolios (unit trusts following the same strategy which are sold directly to the public) hold approximately $16 billion of the DJIA Strategy Stocks. Each Select Ten Trust is designed to be part of a longer term strategy and investors are advised to follow the Strategy for at least three to five years. So long as the Sponsor continues to offer new Trusts and if applicable regulatory approval is obtained, the Accounts intend to reinvest into a new Trust each year. The Sponsor reserves the right not to offer new Trusts.

The Strategy provides a disciplined approach to investing, based on a buy and hold philosophy, which ignores market timing and investment research and rejects active management. The Sponsor anticipates that the Trust portfolio will remain unchanged over its one-year life despite any adverse developments concerning an issuer, an industry or the economy or stock market generally. While the Strategy does not work perfectly each and every year, the Strategy had a higher total return than the DJIA in 16 of the last 25 years. Of course, past performance of the Strategy is no guarantee of future results and there can be no guarantee that the Trust will meet its objectives or will not lose money over its one-year life or in subsequent rollovers.
---------

* The name 'Dow Jones Industrial Average' is the property of Dow Jones & Company, Inc., which is not affiliated with the Sponsor, has not participated in any way in the creation of the Trust or in the selection of stocks included in the Trust and has not reviewed or approved any information included in this Prospectus.

---------------------------------------------------
Defining the Portfolio
---------------------------------------------------

Based upon the principal business of each issuer and current market values, the following industries are represented in the Trust:

                                             APPROXIMATE
                                         PORTFOLIO PERCENTAGE

  / / Oil/Gas-International                     20%
  / / Auto Manufacturing                        10
  / / Chemical Products                         10
  / / Financial Services/Banking                10
  / / Forest Products and Paper                 10
  / / Manufacturing                             10
  / / Photo Equipment/Supplies                  10
  / / Tobacco/Food Processing                   10
  / / Utilities/Telecommunications              10
---------------------------------------------------
Defining the Risks
---------------------------------------------------

The Strategy Stocks, as the 10 highest dividend-yielding stocks in the DJIA, generally share attributes that have caused them to have lower prices or higher yields relative to the other stocks in the DJIA. The Strategy Stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. The Strategy is therefore contrarian in nature. The Trust does not reflect any investment recommendations of the Sponsor and one or more of the stocks in the Trust may, from time to time, be subject to sell recommendations by the Sponsor.

The Trust is not an appropriate investment for those who are not comfortable with the Strategy or for those who are unable or unwilling to assume the risk involved generally with an equity investment. It may not be appropriate for investors seeking either preservation of capital or high current income.

There can be no assurance that the market factors that caused the relatively low prices and high yields of the Strategy Stocks will change, that any negative conditions adversely affecting the stock price will not deteriorate, that the dividend rates on the Strategy Stocks will be maintained or that share prices will not decline further during the life of the Trust, or that the Strategy Stocks will continue to be included in the DJIA.

Unit price fluctuates with the value of the Trust portfolio, and the value of the portfolio could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the portfolio, movements in stock prices generally, the impact of the purchase and sale of securities for the Trust (especially during the first few days of a Trust and during the rollover period) and other factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. Therefore, there is no guarantee that the objective of the Trust will be achieved. Also, the return on an investment in the Trust will be lower than the hypothetical returns on Strategy Stocks because the Trust has transaction fees, brokerage commissions and expenses, purchases Strategy Stocks at different prices, is not fully invested at all times and because of other factors described under Hypothetical Strategy Stock Performance Information (including charges and fees assessed under the Contracts). Trust performance may also vary from that of Select Ten Portfolios because of differences in timing and procedures for effecting purchases and redemptions.

Unlike a mutual fund, the Trust is not actively managed and the Sponsor receives no management fee. Therefore, any adverse financial condition of an issuer or any market movement in the price of a security will not require the sale of securities from the Trust. Although the Trust may sell securities under certain limited circumstances, given the investment philosophy of the Trust, it is not likely to do so. The Trust may continue to purchase or hold securities originally selected even though the market value and yields on the securities may have changed or the securities may no longer be included in the DJIA.


The portfolio is not considered to be 'concentrated' in stocks of any particular industry.
---------------------------------------------------

Defining the Investment
---------------------------------------------------

OFFERING OF UNITS
Full and fractional Units may be purchased by the Accounts to fund benefits under Contracts. There is no minimum purchase amount. The Accounts may buy Units only directly from the Trustee and may realize the value of Units only by tendering them for redemption. Units of this Trust may not be held outside of an Account.
INITIAL OFFER PRICE PER 1,000 UNITS                                    $1,000.00

The Offer Price to the Accounts as of April 29, 1998, the business day prior to the initial date of deposit is based on the aggregate value of the underlying securities ($99,461.75) and any cash held to purchase securities ($10,538.25), divided by the number of units outstanding (110,000) times 1,000. The Offer Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

ROLLOVER

If the Account is invested in a Select Ten Trust at its termination, the Insurer intends to redeem the Units and, subject to obtaining an exemptive order from the SEC, to reinvest the proceeds in units of a successor trust (a 'rollover'). That trust will hold the current Strategy Stocks determined shortly before the rollover. Brokerage commissions in selling securities during a rollover will be borne by the Accounts and thus indirectly by Contractowners. If a Contractowner no longer wishes to have Contract benefits determined by reference to the Trust, the owner may change allocation instructions as permitted by the provisions of the Contract.

DISTRIBUTIONS

Dividend income, net of expenses and transaction fees, will be distributed on the 10th of June 1998, September 1998, December 1998 and March 1999 for Units owned as of the 9th of those months. The Accounts intend to reinvest the quarterly distributions of income and any principal on Units in additional Units of the Trust. Reinvesting helps to compound your income for a greater total return.

TERMINATION

The Trust will terminate on April 30, 1999.
---------------------------------------------------
Defining Trust Costs
---------------------------------------------------

The following charges are paid out of the Trust and are therefore borne indirectly by Contractowners. They are in addition to charges paid by the Accounts or by Contractowners directly under the Contracts.

TRANSACTION FEE

The Sponsor receives a deferred transaction fee, accrued daily at the annual rate of $4.70 per 1,000 Units (about 0.47%), for creating and maintaining the Trust. No contingent fee will be owed if Units are redeemed before the Trust terminates. Half of this fee is paid by the Sponsor to the Merrill Lynch Insurance Group, Inc. to compensate it for its administrative services relating to making Units available to fund the Accounts.

ESTIMATED ANNUAL TRUST OPERATING EXPENSES


                             As a %     Amount per
                             of Net       1,000
                             Assets       Units
                           ----------   ----------
Trustee's Fee                     .082% $      0.82
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .045% $      0.45
Organizational Expenses           .046% $      0.46
Other Operating Expenses          .006% $      0.06
                           ----------   ----------
TOTAL                             .179% $      1.79


These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.

This Trust (and therefore the Accounts and, indirectly, Contractowners) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Trust--as is common for mutual funds.

SELLING UNITS

The Account as Holder may redeem Units to reflect changed investment allocations and to the extent necessary to provide benefits under the Contracts. The price will be based on the then current net asset value, which may be more or less than the cost. The redemption price as of April 29, 1998 was $1,000 per 1,000 Units.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund


1998 ML Select Ten V.I. Trust                                     April 30, 1998

Defined Asset Funds


                                                    PERCENTAGE         CURRENT          PRICE
                                       TICKER      OF PORTFOLIO     DIVIDEND YIELD    PER SHARE         COST
NAME OF ISSUER                         SYMBOL          (1)               (2)           TO TRUST     TO TRUST (3)
------------------------------------------------------------------------------------------------------------
1. Philip Morris Companies, Inc.         MO                  9.94%              4.27% $  37.4375   $      9,883.50
2. General Motors Corporation            GM                 10.10               2.95     67.8750         10,045.50
3. Chevron Corporation                  CHV                 10.04               2.93     83.2500          9,990.00
4. J.P. Morgan & Company, Inc.          JPM                 10.06               2.89    131.6875         10,008.25
5. Eastman Kodak Company                 EK                 10.08               2.46     71.5625         10,018.75
6. Minnesota Mining & Manufacturing
   Company                              MMM                 10.09               2.37     92.9375         10,037.25
7. Exxon Corporation                    XON                  9.97               2.25     72.9375          9,919.50
8. American Telephone & Telegraph
   Company                               T                   9.77               2.23     59.2500          9,717.00
9. International Paper Company           IP                 10.00               1.93     51.8125          9,948.00
10. Union Carbide Corporation            UK                  9.95               1.86     48.5000          9,894.00
                                                  --------------                                   --------------
                                                           100.00%                                 $     99,461.75
                                                  --------------                                   --------------
                                                  --------------                                   --------------


----------------------------

(1) Based on Cost to Trust.

(2) Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on April
   29, 1998.

(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on April 29, 1998, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

                          ----------------------------

The securities were acquired on April 29, 1998 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as an underwriter, manager or co-manager of a public offering of the securities in this portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

--------------------------------------------------------------------------------

              Hypothetical Strategy Stock Performance Information
--------------------------------------------------------------------------------


Select Ten Trusts are based on a strategy of investing equal amounts in the 10 highest dividend-yielding stocks ('Strategy Stocks') in the DJIA each year. Although the Strategy Stocks underperformed the DJIA in eight of the last 25 years, their total return over several years generally outperformed the DJIA. This is why the Sponsor recommends following the Strategy for at least three to five years. Only the average annualized total return figures at the bottom of each column reflect reinvestment of dividends (at the end of each year). The results below are hypothetical for the following reasons: None of these figures reflects any transaction fees, expenses or brokerage commissions which investors in the Trust bear. Nor do they reflect any charges or fees deducted under the Contracts. Trust performance will also differ from the hypothetical performance of Strategy Stocks because Select Ten Trusts are established at various times during a year, may not be fully invested at all times or equally weighted in all 10 stocks, and their stocks are normally purchased or sold at prices different from the closing prices used in buying and selling Trust units. Past performance is no guaranty of future results of the Strategy or any Select Ten Trust.
             COMPARISON OF DIVIDENDS, APPRECIATION AND TOTAL RETURN
 (FIGURES DO NOT REFLECT TRANSACTION FEES, COMMISSIONS, FUND EXPENSES OR TAXES)


                            STRATEGY STOCKS(1)                                   DOW JONES INDUSTRIAL AVERAGE (DJIA)
        ----------------------------------------------------------    ----------------------------------------------------------
                             ACTUAL DIVIDEND            TOTAL                              ACTUAL DIVIDEND            TOTAL
YEAR    APPRECIATION(2)          YIELD(3)             RETURN(4)       APPRECIATION(2)          YIELD(3)             RETURN(4)
----    --------------    ----------------------    --------------    --------------    ----------------------    --------------
1973              -6.22%                     5.20%            -1.02%           -16.58%                     3.46%           -13.12%
1974              -7.73                      7.42             -0.31            -27.57                      4.43            -23.14
1975              49.06                      7.96             57.02             38.32                      6.08             44.40
1976              27.69                      7.12             34.81             17.86                      4.86             22.72
1977              -6.75                      5.92             -0.83            -17.27                      4.56            -12.71
1978              -6.94                      7.10              0.16             -3.15                      5.84              2.69
1979               3.94                      8.41             12.35              4.19                      6.33             10.52
1980              17.83                      8.54             26.37             14.93                      6.48             21.41
1981              -0.94                      8.41              7.47             -9.23                      5.83             -3.40
1982              17.24                      8.22             25.46             19.60                      6.19             25.79
1983              30.22                      8.24             38.46             20.30                      5.38             25.68
1984               0.69                      6.65              7.34             -3.76                      4.82              1.06
1985              21.66                      6.97             28.63             27.66                      5.12             32.78
1986              23.76                     10.81             34.57             22.58                      4.33             26.91
1987               1.87                      5.10              6.97              2.26                      3.76              6.02
1988              15.70                      8.44             24.14             11.85                      4.10             15.95
1989              20.35                      6.95             27.30             26.96                      4.75             31.71
1990             -13.00                      5.06             -7.94             -4.34                      3.77             -0.57
1991              28.16                      5.21             33.37             20.32                      3.61             23.93
1992               3.62                      4.70              8.32              4.17                      3.17              7.34
1993              22.71                      4.21             26.92             13.72                      3.00             16.72
1994              -0.19                      4.08              3.89              2.14                      2.81              4.95
1995              32.45                      4.03             36.48             33.45                      3.03             36.48
1996              24.46                      3.48             27.94             26.01                      2.56             28.57
1997              18.34                      3.25             21.59             22.64                      2.14             24.78
1998
(through
3/31/98)           8.40                      0.70              9.10             11.27                      0.85             11.72
Average Annualized Total Return                               18.33                                                         13.37



----------------------------

(1) The Strategy Stocks for any given year were selected by ranking the dividend yields for each of the stocks in the DJIA as of the beginning of the year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year) divided by that stock's market value on the first trading day that year on the New York Stock Exchange.

(2) Appreciation for the Strategy Stocks is calculated by subtracting the market value of these stocks at the opening value on the first trading day on the New York Stock Exchange in a given year from the market value of those stocks at the closing value on the last trading day in the year, and dividing the result by the market value of the stocks at the opening value on the first trading day in that year. Appreciation for the DJIA is calculated by subtracting the opening value of the DJIA on the first trading day in each year from the closing value of the DJIA on the last trading day in the year, and dividing the result by the opening value of the DJIA on the first trading day in that year.

(3) Actual Dividend Yield for the Strategy Stocks is calculated by adding the total dividends on the stocks in the year and dividing the result by the market value of the stocks on the first trading day in that year. Actual Dividend Yield for the DJIA is calculated by taking the total dividends credited to the DJIA and dividing the result by the opening value of the DJIA on the first trading day of the year.

(4) Total Return represents the sum of Appreciation and Actual Dividend Yield. Individual year Total Returns do not take into consideration any reinvestment of dividend income.

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsor, Trustee and Holders of Equity Investor Fund, 1998 ML Select Ten V.I. Trust, Defined Asset Funds (the 'Trust'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Trust as of April 30, 1998. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Trust as of April 30, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
April 30, 1998

                  STATEMENT OF CONDITION AS OF APRIL 30, 1998

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$          99,461.75
Cash.....................................................           10,538.25
Organizational Costs(2)..................................           92,000.00
                                                         --------------------
        Total............................................$         202,000.00
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
    Accrued Liability(2).................................$          92,000.00
                                                         --------------------
Interest of Holders of 110,000 Units of fractional
  undivided interest outstanding:
  Cost to investors(3)...................................$         110,000.00
                                                         --------------------
        Total............................................$         202,000.00
                                                         --------------------
                                                         --------------------


------------

        (1) Aggregate cost to the Fund of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on April 29, 1998. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DBS Bank, New York Branch, in the amount of $99,539.35 and deposited with the Trustee. The amount of the letter of credit includes $99,461.75 for the purchase of securities.

        (2) This represents a portion of the Trust's organizational costs which will be deferred and amortized over the life of the Trust. Organizational costs have been estimated based on projected total assets of $200 million. To the extent the Trust is larger or smaller, the amount may vary.

        (3) Aggregate offer price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on April 29, 1998.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B

                   EQUITY INVESTOR FUND SELECT TEN V.I. TRUST
            FURTHER INFORMATION REGARDING THE TRUST MAY BE OBTAINED
     WITHIN FIVE DAYS OF WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                              PAGE
                                              ----
Portfolio Description......................      1
Risk Factors...............................      3
Sale of Units..............................      4
Redemption of Units........................      5
Rollover...................................      5
Income, Distributions and Reinvestment.....      6
                                              PAGE
                                              ----
Expenses...................................      6
Taxes......................................      7
Records and Reports........................      7
Trust Indenture............................      7
Miscellaneous..............................      7
Supplemental Information...................      8


PORTFOLIO DESCRIPTION

THE STRATEGY

    Simple strategies can sometimes be the most effective. The Trust seeks total return by acquiring the ten highest dividend yielding stocks in the Dow Jones Industrial Average* as of the date indicated in Part A, and holding them for about one year. This investment strategy is based on three time-tested investment principles: time in the market is more important than timing the market; the stocks to buy are the ones everyone else is selling; and dividends can be an important part of total return. Because issuers of DJIA stocks are highly capitalized, established companies, they are generally able to survive adverse developments. An investment in the Trust can be cost-efficient, avoiding the odd-lot costs of buying small quantities of securities directly. Purchasing a portfolio of these stocks as opposed to one or two provides a more diversified holding. There is only one investment decision instead of ten, four quarterly dividends instead of 40. Investments in a number of companies with high dividends relative to their stock prices is designed to increase the Trust's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and dividends have accounted for a substantial portion of the total return on stocks of the DJIA as a group. The Trust's return will consist of a combination of capital appreciation and current dividend income. The Trust will terminate in about one year. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price as well.


    The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The Dow Jones Industrial Average includes some of the most well-known, widely followed and highly capitalized companies in America. These companies are major factors in their industries. These companies file information with the SEC which is available free of charge upon request from the Trustee.
--------------


    * The name 'Dow Jones Industrial Average' is the property of Dow Jones & Company, Inc., which is not affiliated with the Sponsors, has not participated in any way in the creation of the Trust or in the selection of stocks included in the Trust portfolio and has not reviewed or approved any information included in this Prospectus.

    LIST AS OF OCTOBER 1, 1928                CURRENT LIST
----------------------------------------------------------------------
Allied Chemical                    Allied Signal
American Can                       Aluminum Co. of America
American Smelting                  American Express
American Sugar                     AT&T
American Tobbaco                   Boeing
Atlantic Refining                  Caterpillar
Bethlehem Steel                    Chevron
Chrysler                           Coca-Cola
General Electric                   Du Pont
General Motors                     Eastman Kodak
General Railway Signal             Exxon
Goodrich                           General Electric
International Harvester            General Motors
International Nickel               Goodyear
Mack Trucks                        Hewlett-Packard
Nash Motors                        IBM
North American                     International Paper
Paramount Publix                   Johnson & Johnson
Postum, Inc.                       J.P. Morgan & Co.
Radio Corporation of America (RCA) McDonald's
Sears Roebuck                      Merck
Standard Oil of New Jersey         Minnesota Mining & Manufacturing
Texas Corporation                  Philip Morris
Texas Gulf Sulphur                 Procter & Gamble
Union Carbide                      Sears Roebuck
United States Steel                Travelers Group
Victor Talking Machine             Union Carbide
Westinghouse Electric              United Technologies
Woolworth                          Wal-Mart Stores
Wright Aeronautical                Walt Disney


PORTFOLIO SELECTION


    The Trust holds ten common stocks in the DJIA having the highest dividend yields as of the date indicated in Part A. 'Highest dividend yield' is calculated for each Security by annualizing the last quarterly or semi-annual ordinary dividend distributed on the Security and dividing the result by its closing sales price. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the Securities.

    The Strategy selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the Strategy may cause the Trust to own a stock that the Sponsor does not recommend for purchase and, in fact, the Sponsor may have sell recommendations on a number of the stocks in the Trust at the time the stocks are selected for inclusion in the Trust. Various theories attempt to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time: the issuer may be in financial difficulty or out of favor in the market because of weak earnings or performance or forecasts or negative publicity; uncertainties relating to pending or threatened litigation or pending or proposed legislation or government regulation; the stock may be a cyclical stock reacting to national and international economic developments; or the market may be anticipating a reduction in or the elimination of the issuer's dividend. Some of the foregoing factors may be relevant to only a segment of an issuer's overall business yet the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

    The deposit of the Securities on the initial date of deposit established a proportionate relationship among the number of shares of each Security. New Units may be created thereafter, maintaining to the extent practicable that original proportionate relationship. Acquisition of additional Securities subsequent to the initial 90-day period must generally replicate exactly the proportionate relationship among the number of shares of each Security at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

    Additional Units may be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new Contractowners to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Trust. To minimize the risk of price fluctuations when purchasing Securities, the Trust will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible. The Trust may also enter into program trades with unaffiliated broker/dealers, which will have the effect of increasing brokerage commissions while reducing market risk. The Trust may benefit from reduced commissions and institutional prices available to the Trust.

PORTFOLIO SUPERVISION

    The Trust follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although the Trust portfolio is regularly reviewed, because of the Strategy, the Trust is unlikely to sell any of the Securities, other than to satisfy redemptions of units, or to cease buying additional shares in connection with the issuance of Additional Units. More specifically, adverse developments concerning a Security including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the Security detrimental to the interest of investors, will generally not cause the Trust to dispose of a Security or cease buying it. Furthermore, the Trust will likely continue to hold a Security and purchase additional shares notwithstanding its ceasing to be included among the ten highest dividend yielding stocks in the DJIA or even its deletion from the DJIA.

RISK FACTORS

    An investment in the Trust entails certain risks, including the risk that the value of an investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that the Trust will be effective in achieving its objective over its one-year life or that future portfolios selected through this process during consecutive one-year periods will meet their objectives. The Trust is not designed to be a complete investment program.

LITIGATION AND LEGISLATION

    Philip Morris Companies common stock represents approximately 10% of the value of the Portfolio. Pending legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and heatlh cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

    In June 1997, Philip Morris and other companies in the U.S. tobacco industry entered into a settlement of significant litigation and regulatory issues affecting the industry generally. While the costs of that settlement to the tobacco industry would have been great, industry leaders considered that it at least would reduce uncertainties facing the industry and increase stability in business and capital markets. Now, however, legislation pending in Congress (the McCain bill) threatens the negotiated settlement, substantially changing many aspects of it and increasing the uncertainty surrounding the proposed resolution of issues that could adversely affect the volume, operating revenues and financial position of tobacco companies such as Philip Morris.

    The Sponsor cannot predict the outcome of the litigation pending against Philip Morris or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. The Sponsor cannot predict whether these and other possible developments will have a material effect on the price of Philip Morris stock over the term of the Portfolio, which could in turn adversely affect Unit prices.

    Except as set forth above, the Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Trust, although pending litigation and legislation, particularly with respect to the tobacco industry, may have a material adverse effect on the value of certain of the Securities in the Trust. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in the Trust. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

LIFE OF THE TRUST

    The size and composition of the Trust will be affected by the level of purchases or redemptions of Units that may occur from time to time. Principally, this will depend upon the number of Contractowners whose premium payments or cash value are allocated to be invested in Units. The Trust will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of Holders of 51% of the Units. See Trust Termination.

SALE OF UNITS

OFFER PRICE

    Units may be purchased by an Account from the Trustee as an investment medium for the Contracts. Units are continuously offered at prices equal to the net asset value per Unit, determined daily as described under Evaluations. For a Unit to be purchased or sold at same day net asset value, allocation instructions must be received by the Account no later than 4 p.m. Eastern time. Units are subject to a transaction charge accrued daily at the annual rate of $4.70 per 1,000 Units (about 0.47%). Units purchased after the Initial Date of Deposit are subject only to future transaction charge accruals. The Sponsor is also the principal underwriter of the Trust.


EVALUATIONS

    Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsor nor the Trustee guarantee the enforceability, marketability or price of any Securities.


NO CERTIFICATES

    Units are issued only in uncertificated form.

REDEMPTION OF UNITS

    Units may be redeemed at any time by the Account by sending the Trustee a redemption request.

    No later than the seventh calendar day after tender (normally on the next Business Day), the Account will be wired an amount equal to the net asset value per Unit next computed after receipt of Contractowner instructions. Because of market movements, changes in the Portfolio and accrued transaction fees, this price may be more or less than the cost of the Units.

    If cash is not available in the Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Sponsor in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. Provision is made under the Indenture for the Sponsor to specify the minimum dollar amount in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum dollar amount of sales which would be specified would be approximately $25,000. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size of the Trust.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

ROLLOVER

    Upon termination of the Trust the Accounts will redeem Units held and, subject to obtaining an exemptive order from the SEC, invest the proceeds in the next Select Ten V.I. Trust. Proceeds will generally be reinvested in the next Trust on the termination date of the terminating Trust. An Insurer may, however, stop offering the Select Ten Trust as an allocation alternative at any time. The Sponsor may, in its sole discretion and without penalty or liability to Holders or Contractowners, decide not to sponsor any successor Trust or decide to modify the terms of the rollover. Prior notice of any decision would be provided to the Accounts.

    The rollover is accomplished by the in-kind redemption of Units to the distribution agent acting on behalf of the Accounts.

    The distribution agent will then adjust the Securities held for the Accounts so that its composition matches the investment profile of the next Trust. This adjustment will involve the sale of non-duplicated Securities and, possibly, of a portion of certain duplicated Securities in order to rebalance the portfolio, and the purchase of replacement Securities. After this adjustment the distribution agent will make an in-kind contribution of the adjusted Securities to the next Trust. Upon receipt of the in-kind contribution, the trustee of the next Trust will issue the appropriate number of units in the Trust to the Accounts.

    The Sponsor intends to cause the distribution agent to sell those Securities that will not be contributed to the next Trust, and then to create units of the next Trust, in each case as quickly as possible subject to the Sponsor's sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of the Accounts. Accordingly, the Sponsor may, in its sole discretion, undertake a more gradual sale of Securities and a more gradual creation of units of the next Trust to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsor may enter into program trades, which may increase brokerage commissions incurred by the Accounts. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in securities to comprise the next Trust, those moneys may be uninvested for several days.

    The Division of Investment Management of the SEC is of the view that the rollover option (to the Account) constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsor has received exemptive orders under Section 11(c) which it believes permit it to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsor's position and additional regulatory approvals may be required.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS


    The annual income per Unit, after deducting estimated annual Trust expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in Trust expenses and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.

    Each Unit receives an equal share of distributions of dividend income net of estimated expenses and the transaction charge. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Trust. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the transaction fee will be made quarterly from the Income Account to an account maintained by the Trustee for purposes of satisfying this obligation. Proceeds of the disposition of any Securities not used to redeem Units will be held in the Capital Account and distributed on the final Distribution Day or following liquidation of the Trust.

REINVESTMENT

    Income and principal distributions on Units will be reinvested by participating in the Trust's reinvestment plan. Under the plan, new Units will be created with cash to purchase additional Securities. Purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Trust portfolio. Units acquired by reinvestment will be subject to unaccrued transaction fees. Although the Sponsor has no intention of doing so, it reserves the right to amend, modify or terminate the reinvestment plan at any time without prior notice to Contractowners.

EXPENSES

TRANSACTION FEE

    A transaction fee, to reimburse the Sponsor for certain expenses at the rate set forth under Defining Trust Costs, calculated on a daily basis, will be deducted from the Income Account and distributed to the Sponsor on the quarterly distribution days. Accrued transaction fees will be deducted from the Income Account at the time of any interim redemption.

OTHER EXPENSES

    Estimated Trust expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Trust. The estimated expenses do not include the brokerage commissions payable by the Trust in purchasing and selling Securities. The Trustee's Fee shown in Part A of this Prospectus assumes that the Trust will reach a size estimated by the Sponsor and is based on a sliding fee scale that reduces the per 1,000 Units Trustee's fee as the size of the Trust increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Trust in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsor, costs of action taken to protect the Trust and other legal fees and expenses, termination expenses and any governmental charges. The Trustee has a lien on Trust assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsor receives an annual fee currently estimated at $0.35 per 1,000 Units to reimburse it for the cost of providing Portfolio supervisory services. While the fee may exceed its costs of providing these services, the total supervision fees from all trusts of Equity Investor Fund will not exceed its costs for providing these services to all of those trusts during any calendar year. The Sponsor may also be reimbursed for its costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsor's fees may be adjusted for inflation without Holders' approval.

    Expenses incurred in establishing the Trust, including the cost of the initial preparation of documents relating to the Trust, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Trust and amortized over the life of the Trust. Advertising and selling expenses will be paid by the Sponsor at no charge to the Trust.

TAXES

    The Trust is not an association taxable as a corporation for federal income taxes. Taxable income received by an Account will in effect be offset by a deduction for an increase in reserves. For information on tax consequences to Contractowners, see the attached Prospectus for the Contracts.

RECORDS AND REPORTS

    The Trustee keeps records of the transactions of the Trust, including a current list of the Securities and a copy of the Indenture, which may be inspected by Holders at reasonable times during business hours.

    With each distribution to the Accounts, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Trust, the Trustee sends each Account a statement summarizing transactions in the Trust's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Trust, among other matters. Trust accounts may be audited by independent accountants selected by the Sponsor and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

    The Trust is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsor and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

    The Indenture may be amended by the Sponsor and the Trustee without consent by Holders to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of Holders (as determined in good faith by the Sponsor). The Indenture may also generally be amended upon consent of Holders of 51% of the Units. No amendment may reduce the interest of any Holder of the Trust without the Holder's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of Holders. Holders will be notified of the substance of any amendment.

    The Trustee may resign upon notice to the Sponsor. It may be removed by Holders of 51% of the Units at any time or by the Sponsor without the consent of Holders if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsor determines in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsor will use its best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

    The Sponsor and the Trustee are not liable to the Accounts or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of the Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor.

AUDITORS

    The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

    The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSOR


    Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co., Inc. has acted as Sponsor of a number of series of unit investment trusts and as principal underwriter and managing underwriter of other investment companies. The Sponsor, in addition to participating as members of various selling groups or as agents of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacities as broker or dealer in securities.

CODE OF ETHICS

    The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Trust and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's responsibilities to the Trust.

PERFORMANCE INFORMATION

    Total returns, average annualized returns or cumulative returns for various periods of the Strategy Stocks, the related index, the current or one or more prior Select Ten Trusts may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the offer price. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments in Strategy Stocks during an accumulation period and like annual withdrawals during a distribution period. Figures for actual Trusts (but not Strategy Stocks or the related index) reflect deduction of all Trust expenses, but do not reflect any charges or deductions assessed under the Contracts. No provision is made for any income taxes payable. Similar figures may be given for Strategy Stocks. The performance of Strategy Stocks may also be shown in comparison to other indexes. Investors should bear in mind that this represents past performance and is no assurance of future results of the current or any future Trust.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of this Prospectus, Holders will receive without charge supplemental information about the Portfolio, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Portfolio.

                              Defined
                              Asset FundsSM



SPONSOR:                           EQUITY INVESTOR FUND
Merrill Lynch,                     1998 ML SELECT TEN
Pierce, Fenner & Smith IncorporatedV.I. TRUST
Defined Asset Funds                This Prospectus does not contain all of the
P.O. Box 9051                      information with respect to the investment
Princeton, NJ 08543-9051           company set forth in its registration
(609) 282-8500                     statement and exhibits relating thereto which

------------------------           have been filed with the Securities and
TRUSTEE:                           Exchange Commission, Washington, D.C. under
The Bank of New York               the Securities Act of 1933 and the Investment
Unit Investment Trust Department   Company Act of 1940, and to which reference
Box 974--Wall Street Division      is hereby made. Copies of filed material can
New York, NY 10268-0974            be obtained from the Public Reference Section
1-800-221-7771                     of the Commission, 450 Fifth Street, N.W.,
                                   Washington, D.C. 20549 at prescribed rates.
                                   The Commission also maintains a Web site that
                                   contains information statements and other
                                   information regarding registrants such as
                                   Defined Asset Funds that file electronically
                                   with the Commission at http://www.sec.gov.
                                   ------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   related exhibits; and any information or
                                   representation not contained therein must not
                                   be relied upon as having been authorized.
                                   ------------------------

                                   This Prospectus may be used as a preliminary prospectus for a future series; in which case investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                         70078--5/98